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                                                                  EXHIBIT 10-15B




                                SERVICE AGREEMENT
                   APPLICABLE TO TRANSPORTATION OF NATURAL GAS
                            UNDER RATE SCHEDULE FTNN

         AGREEMENT made as of this 1st day of December, 1993, by and between CNG TRANSMISSION CORPORATION, a Delaware corporation, hereinafter called "Pipeline," and NEW JERSEY NATURAL GAS COMPANY, a New Jersey corporation, hereinafter called "Customer."

         WITNESSETH: That, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:


                                    ARTICLE I
                                   QUANTITIES

         A. During the term of this Agreement, Pipeline will transport for Customer, on a firm basis, and Customer may furnish, or cause to be furnished, to Pipeline natural gas for such transportation, and Customer will accept, or cause to be accepted, delivery from Pipeline of the quantities Customer has tendered for transportation.

         B. The maximum quantities of gas which Pipeline shall deliver and which Customer may tender shall be as set forth on Exhibit A, attached hereto.


                                   ARTICLE II
                                      RATE

         A. Unless otherwise mutually agreed in a written amendment to this Agreement, beginning on October 1, 1993, Customer shall pay Pipeline for transportation services rendered pursuant to this Agreement, the maximum rates and charges provided under Rate Schedule FTNN set forth in Pipeline's effective FERC Gas Tariff, including applicable surcharges and the Fuel Retention Percentage.

         B. Pipeline shall have the right to propose, file and make effective with the Federal Energy Regulatory Commission or any other body having jurisdiction, revisions to any applicable rate schedule, or to propose, file, and make effective superseding rate schedules for the purpose of changing the rate, charges, and other provisions thereof effective as to Customer; provided, however, that (i) Section 2 of Rate Schedule FTNN "Applicability and Character of Service," (ii) term, (iii) quantities, and (iv) points of receipt and points of delivery shall not be subject to unilateral change under this Article. Said rate schedule or superseding rate schedule and any revisions thereof which shall be filed and made effective shall apply to and become a part of this Service Agreement. The filing of such
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changes and revisions to any applicable rate schedule shall be without prejudice to the right of Customer to contest or oppose such filing and its effectiveness.

                                   ARTICLE III
                                TERM OF AGREEMENT

         Subject to all the terms and conditions herein, this Agreement shall be effective as of October 1, 1993, and shall continue in effect for a primary term through and including March 31, 2005, and from year to year thereafter, until either party terminates this Agreement by giving written notice to the other at least twelve months prior to the start of the next contract year.

                                   ARTICLE IV
                         POINTS OF RECEIPT AND DELIVERY

         The Points of Receipt and Delivery and the maximum quantities for each point for all gas that may be received for Customer's account for transportation by Pipeline shall be as set forth on Exhibit A.

                                    ARTICLE V
                               REGULATORY APPROVAL

         Performance under this Agreement by Pipeline and Customer shall be contingent upon Pipeline and Customer receiving all necessary regulatory or other governmental approvals upon terms satisfactory to each. Should Pipeline or Customer be denied such approvals to provide or continue the service contemplated herein or to construct and operate any necessary facilities therefor upon the terms and conditions requested in the application therefor, then Pipeline's and Customer's obligations hereunder shall terminate.

                                   ARTICLE VI
              INCORPORATION BY REFERENCE OF TARIFF PROVISIONS

         To the extent not inconsistent with the terms and conditions of this Agreement, the following provisions of Pipeline's effective FERC Gas Tariff, and any revisions thereof that may be made effective hereafter are hereby made applicable to and a part hereof by reference:

                  1. All of the provisions of Rate Schedule FTNN, or any effective superseding rate schedule or otherwise applicable rate schedule; and

                  2. All of the provisions of the General Terms and Conditions, as they may be revised or superseded from time to time.




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                                   ARTICLE VII
                                  MISCELLANEOUS

                  A. No change, modification or alteration of this Agreement shall be or become effective until executed in writing by the parties hereto; provided, however, that the parties do not intend that this Article VII.A. requires a further written agreement either prior to the making of any request or filing permitted under Article II hereof or prior to the effectiveness of such request or filing after Commission approval, provided further, however, that nothing in this Agreement shall be deemed to prejudice any position the parties may take as to whether the request, filing or revision permitted under
Article II must be made under Section 7 or Section 4 of the Natural Gas Act.

                  B. Any notice, request or demand provided for in this Agreement, or any notice which either party may desire to give the other, shall be in writing and sent to the following addresses:

Pipeline:                  CNG Transmission Corporation
                           445 West Main Street
                           Clarksburg, West Virginia 26301
                           Attention: Vice President, Marketing
                                      and Customer Services

Customer:                  New Jersey Natural Gas Company
                           1415 Wyckoff Road
                           P.O. Box 1464
                           Wall, NJ 07719
                           Attention: Gary Edinger

or at such other address as either party shall designate by formal written notice.

                  C. No presumption shall operate in favor of or against either party hereto as a result of any responsibility either party may have had for drafting this Agreement.

                  D. The subject headings of the provisions of this Agreement are inserted for the purpose of convenient reference and are not intended to become a part of or to be considered in any interpretation of such provisions.

                                  ARTICLE VIII
                                 PRIOR CONTRACTS

                  If this Service Agreement becomes effective as an executed Service Agreement, it shall supersede and cancel, as of its effective date, the Service Agreements between Customer and Pipeline Applicable to Transportation of Natural Gas under Rate Schedule TF dated January 18, 1988,



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and November 1, 1992, the Service Agreement between Customer and Pipeline
Applicable to the Sales of Natural Gas Under Rate Schedule CD dated November 1, 1992, the Service Agreement between Customer and Pipeline Applicable to the Storage of Natural Gas under Rate Schedule GSS dated November 1, 1992, and the Service Agreements between Customer and Pipeline Applicable to the Sales of Natural Gas dated September 16, 1988, (Seasonal Sales Service) and February 1, 1989 (APEC), and the Precedent Agreement between Customer and Pipeline dated April 16, 1991. Otherwise, each of these instruments shall remain in full force and effect unless it shall have expired by its own terms.

                  IN WITNESS WHEREOF, the parties hereto intending to be legally bound, have caused this Agreement to be signed by their duly authorized officials as of the day and year first written above.

                                        CNG TRANSMISSION CORPORATION
                                                     (PIPELINE)


                                        BY:  /s/ JOSEPH A. CURIA
                                             ------------------------------
                                        ITS:     VICE PRESIDENT




                                        NEW JERSEY NATURAL GAS COMPANY
                                                     (CUSTOMER)

                                        BY: /s/ GARY A. EDINGER
                                             ------------------------------
                                        ITS:    Vice President - Gas Supply
                                             ------------------------------
                                                     (TITLE)




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                                REVISED EXHIBIT A
                             DATED DECEMBER 21, 1995

                          TO THE FTNN SERVICE AGREEMENT
                             DATED DECEMBER 1, 1993
                      BETWEEN CNG TRANSMISSION CORPORATION
                       AND NEW JERSEY NATURAL GAS COMPANY


                  AGREEMENT made as of this 21st day of December, 1995, by and between CNG TRANSMISSION CORPORATION, a Delaware corporation, hereinafter called "Pipeline," and NEW JERSEY NATURAL GAS COMPANY, a New Jersey corporation, hereinafter called "Customer."

                  Pipeline and Customer agree to revise the provisions of Exhibit A of the "Service Agreement Applicable To Transportation Of Natural Gas Under Rate Schedule FTNN" between Pipeline and Customer dated December 1, 1993, as reflected below, effective January 1, 1996.

A.       QUANTITIES

         The maximum quantities of gas which Pipeline shall deliver and which Customer may tender shall be as follows:

         1. A Maximum Daily Transportation Quantity (MDTQ) of 53,065 dekatherms ("Dt").

         2. A Maximum Annual Transportation Quantity (MATQ) of 19,368,725 Dt.

B.       POINTS OF RECEIPT

    1.   TOTAL ENTITLEMENTS

         The Points of Receipt and the maximum quantities for each point shall be as set forth below. Pipeline will use due care and diligence to assure, and Customer will use due care and diligence to cause its transporter to assure, that uniform pressures will be maintained at the Receipt Points as reasonably may be required to render service hereunder, but Pipeline will not be required to accept gas at less than the minimum pressures specified herein. In addition to the quantities specified below, Customer may increase the quantities furnished to Pipeline at each receipt point so long as such quantities, when reduced by the fuel retention percentage specified in Pipeline's
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                                       REVISED EXHIBIT A DATED DECEMBER 21, 1995
                            TO THE FTNN SERVICE AGREEMENT DATED DECEMBER 1, 1993
                                            BETWEEN CNG TRANSMISSION CORPORATION
                                              AND NEW JERSEY NATURAL GAS COMPANY
                                                                     PAGE 2 OF 5

currently effective FERC Gas Tariff, do not exceed the quantity limitation specified below for each receipt point.

a. Up to 30,942 Dt per Day at the interconnection of the facilities of Pipeline and Texas Gas Transmission Corporation, Texas Eastern Transmission Corporation ("Texas Eastern"), ANR Pipeline Company, Trunkline Gas Company, or other pipeline(s) in Warren County, Ohio, known as the Lebanon Interconnection, at a pressure of not less than five hundred thirty-one (531) pounds per square inch gauge ("psig").

b. Up to 18,048 Dt per Day at the interconnection of the facilities of Pipeline and Texas Eastern or other pipeline(s) in Westmoreland County, Pennsylvania, known as the Oakford Interconnection, at a pressure of not less than five hundred seventy-five (575) psig.

c. Up to 721 Dt per day at Pipeline's Appalachian Aggregation Point known as Finnefrock Station, located on Line 280 in Clinton County, Pennsylvania.

d. Up to a combined maximum daily quantity of 1,779 Dt at the following Appalachian Aggregation Points:

         (1)      Cornwell Station, Located in Kanawha County, West Virginia;

         (2) Bridgeport Station, located on Line TL-373 in Harrison County, West Virginia; and

         (3)      Hastings Station (wet gas), located in Wetzel County, West
                  Virginia,

         with the specific allocation of quantities among these points to be determined by mutual agreement.

e. Up to a combined maximum daily quantity of 1,575 Dt per Day at the following Tennessee Gas Pipeline Company ("Tennessee") points:

         (1) a point located on the facilities of Tennessee known as South Webster; and

         (2) an existing point of interconnection between the facilities of Pipeline and Tennessee in Kanawha County, West Virginia, known as the Cornwell Interconnection, at a pressure of not less than four hundred seventy-five (475) psig.
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                                       REVISED EXHIBIT A DATED DECEMBER 21, 1995
                            TO THE FTNN SERVICE AGREEMENT DATED DECEMBER 1, 1993
                                            BETWEEN CNG TRANSMISSION CORPORATION
                                              AND NEW JERSEY NATURAL GAS COMPANY
                                                                     PAGE 3 OF 5

                  with the specific allocation of quantities among these points to be determined by mutual agreement.

         f. Any secondary receipt point on Pipeline's current Master Receipt and Delivery Point List.

2.       MARQ RENEGOTIATION PROVISION

         Customer shall have the right to reduce its Maximum Appalachian Receipt Quantity ("MARQ') (as such term is defined in Section 5.1.C of CNG's Rate Schedule FTNN), in whole or in part, as of January 1, 2001, in accordance with the terms of the Letter Agreement among Pipeline, Customer, Long Island Lighting Company, and Pubic Service Electric and Gas Company dated July 7, 1995. Pipeline and Customer shall enter into negotiations sufficiently in advance of January 1, 2001, to implement any resulting change in Primary Receipt Points. This renegotiation provision shall in no way affect the quantities stated in Paragraph A, above, except by mutual agreement of the Parties.


C.       POINTS OF DELIVERY

         The Points of Delivery and the maximum quantities for such points shall be as set forth below. Pipeline will use due care and diligence to assure, and Customer will use due care and diligence to cause its transporter to assure, that uniform pressures will be maintained at the Delivery Points as reasonably may be required to render service hereunder, and Pipeline will use due care and diligence to deliver gas (or to cause gas to be delivered) within the pressure limitations specified herein.

         1.       Up to 35,000 Dt per Day at an existing point of
                  interconnection between the facilities of Pipeline and Texas Eastern, in Franklin County, Pennsylvania, known as the Chambersburg Interconnection, at a pressure of not more than seven hundred (700) psig; provided, however, that the nomination of this point as a Delivery Point under the Rate Schedule GSS (Part 284) Service Agreement between Customer and Pipeline dated December 1, 1993, whether made by Customer or by Customer's agent, assignee, or Replacement Customer, shall reduce Customer's entitlement to delivery of Transportation Quantities at this point by an equivalent quantity; and provided further, however, that the nomination of this point as a Delivery Point under this transportation Service Agreement, whether made by Customer or by Customer's agent, assignee, or Replacement Customer, shall reduce Customer's entitlement to receive deliveries of gas withdrawn from storage at this point under the above-referenced Rate Schedule GSS (Part 284) Service Agreement
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                                       REVISED EXHIBIT A DATED DECEMBER 21, 1995
                            TO THE FTNN SERVICE AGREEMENT DATED DECEMBER 1, 1993
                                            BETWEEN CNG TRANSMISSION CORPORATION
                                              AND NEW JERSEY NATURAL GAS COMPANY
                                                                     PAGE 4 OF 5

                  by an equivalent quantity. The foregoing limitations on deliveries at the Chambersburg Interconnection shall not be affected by any capacity release or assignment of this Service Agreement or the above-referenced Rate Schedule GSS (Part 284) Service Agreement.

         2. Up to 18,065 Dt per Day at the interconnection of the facilities of Pipeline and Texas Eastern, Transcontinental Gas Pipe Line Corporation or other pipeline(s) in Clinton County, Pennsylvania, known as the Leidy Interconnection, at a pressure of not less than one-thousand, two-hundred (1,200) psig.

         3. Up to 53,065 Dt per Day at points of injection into Pipeline's storage pools; provided, however, that all nominations under this Agreement for injection into storage shall be subject to Pipeline's confirmation of a corresponding nomination for injection of such gas into Pipeline's storage pool(s), under a valid Service Agreement for storage service by Pipeline; provided further, however, that this requirement shall not affect Customer's ability to inject gas into storage in accordance with Section 9 of Rate Schedule FTNN.

         4. Any secondary delivery point on Pipeline's current Master Secondary Receipt and Delivery Point List.


D.       SUPERSEDED AGREEMENT

         This Revised Exhibit A shall supersede and cancel, as of its effective date, the original Exhibit A to the "Service Agreement Applicable To Transportation Of Natural Gas Under Rate Schedule FTNN" between
         Pipeline and Customer, dated December 1, 1993.
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                                       REVISED EXHIBIT A DATED DECEMBER 21, 1995
                            TO THE FTNN SERVICE AGREEMENT DATED DECEMBER 1, 1993
                                            BETWEEN CNG TRANSMISSION CORPORATION
                                              AND NEW JERSEY NATURAL GAS COMPANY
                                                                     PAGE 5 OF 5


         IN WITNESS WHEREOF, the parties hereto intending to be legally bound, have caused this Revised Exhibit A to be signed by their duly authorized officials, as of the day and year first written above.

                                 CNG TRANSMISSION CORPORATION
                                               (PIPELINE)



                                 BY: /s/ Joseph A. Curia
                                     -------------------------------------------
                                 ITS:    VICE PRESIDENT



                                 NEW JERSEY NATURAL GAS COMPANY
                                               (CUSTOMER)



                                 BY: /s/ Gary A. Edinger
                                     -------------------------------------------
                                 ITS:    Senior Vice President - Energy Services
                                     -------------------------------------------
                                               (TITLE)